UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2022

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 Par Value	SYY	New York Stock Exchange
1.25% Notes due June 2023	SYY23	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Sysco Corporation (the “Company” or “Sysco”) held on November 18, 2022, Sysco’s stockholders elected each of the Company’s director nominees, who had been nominated to serve until the Company’s 2023 Annual Meeting of Stockholders. Daniel J. Brutto was re-elected with 95.9% of the votes cast, Ali Dibadj was re-elected with 99.4% of the votes cast, Larry C. Glasscock was re-elected with 87.1% of the votes cast, Jill M. Golder was re-elected with 99.5% of the votes cast, Bradley M. Halverson was re-elected with 95.7% of the votes cast, John M. Hinshaw was re-elected with 98.2% of the votes cast, Kevin P. Hourican was re-elected with 99.2% of the votes cast, Hans-Joachim Koerber was re-elected with 97.3% of the votes cast, Alison Kenney Paul was re-elected with 99.1% of the votes cast, Edward D. Shirley was re-elected with 94.3% of the votes cast and Sheila G. Talton was re-elected with 96.2% of the votes cast. The advisory stockholder vote on the compensation paid to Sysco’s named executive officers, as disclosed in Sysco’s 2022 proxy statement, was approved by 64.0% of the votes cast. The ratification of the appointment of the independent registered public accounting firm for fiscal 2023 was approved by 97.6% of the votes cast. The stockholder proposal related to a third-party civil rights audit was withdrawn prior to the Annual Meeting. Consequently, the proposal was not presented for a vote at the Annual Meeting. The stockholder proposal requesting a third party assessment of supply chain risks, was not approved by stockholders, receiving 18.7% of the votes cast. The stockholder proposal requesting a report on the reduction of plastic packaging use, was approved by 92.1% of the votes cast.

With respect to each item, the number of votes cast includes all “for” and “against” votes, and abstentions and broker non-votes are disregarded with respect to each item.

The final results of the voting on each matter of business at the Annual Meeting are as follows:

Election of Directors

Name	Votes For	Votes Against	Votes Cast	Abstentions	Broker Non-Votes
Daniel J. Brutto	370,839,574	15,868,392	386,707,966	1,270,701	53,699,499
Ali Dibadj	385,182,369	2,149,171	387,331,540	647,127	53,699,499
Larry C. Glasscock	336,861,038	49,897,505	386,758,543	1,220,124	53,699,499
Jill M. Golder	385,679,045	1,751,359	387,430,404	548,263	53,699,499
Bradley M. Halverson	370,703,240	16,746,714	387,449,954	528,713	53,699,499
John M. Hinshaw	380,479,463	6,977,499	387,456,962	521,705	53,699,499
Kevin P. Hourican	384,276,654	3,147,618	387,424,272	554,395	53,699,499
Hans-Joachim Koerber	376,950,454	10,487,349	387,437,803	540,864	53,699,499
Alison Kenney Paul	384,089,094	3,352,452	387,441,546	537,121	53,699,499
Edward D. Shirley	364,684,895	22,083,503	386,768,398	1,210,269	53,699,499
Sheila G. Talton	371,896,377	14,861,606	386,757,983	1,220,684	53,699,499

Approval, by advisory vote, of the compensation paid to Sysco’s named executive officers, as disclosed in Sysco’s 2022 proxy statement

Votes For	Votes Against	Votes Cast	Abstentions	Broker Non-Votes
247,580,133	139,310,918	386,891,051	1,087,616	53,699,499

Ratification of the appointment of Ernst & Young LLP as Sysco’s independent registered public accounting firm for fiscal 2023

Votes For	Votes Against	Votes Cast	Abstentions
430,053,874	10,723,036	440,776,910	901,256

Stockholder proposal requesting a third-party assessment of supply chain risks

Votes For	Votes Against	Votes Cast	Abstentions	Broker Non-Votes
71,793,300	311,602,318	383,395,618	4,583,049	53,699,499

Stockholder proposal requesting a report on the reduction of plastic packaging use

Votes For	Votes Against	Votes Cast	Abstentions	Broker Non-Votes
339,480,488	29,169,525	368,650,013	16,727,214	53,699,499

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On November 17, 2022, Sysco’s Board of Directors (the “Board”) elected Ms. Alison Kenney Paul to serve as the Chair of the Compensation and Leadership Development Committee, effective on November 18, 2022, the date of the Annual Meeting. Sysco’s former Chair of the Compensation and Leadership Development Committee, John M. Cassaday, retired from the Board at the time of the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: November 22, 2022	By:	/s/ Gerald W. Clanton
Gerald W. Clanton
Vice President, Legal, Deputy General Counsel and Assistant Corporate Secretary